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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 13, 2001

                               PFSB BANCORP, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)

     Missouri                       0-25355                 31-1627743
-------------------                 -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



123 West Lafayette Street, Palmyra, Missouri          63461
--------------------------------------------          -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (573) 769-2134
                                                    --------------



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ITEM 5.  OTHER EVENTS.
         ------------

      On November 13, 2001, PFSB Bancorp, Inc. issued a press release announcing that the Company's annual meeting of stockholders will be held on January 24, 2002.

      A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated November 13, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PFSB BANCORP, INC.




Date: November 13, 2001                By: /s/ Eldon R. Mette
                                           -------------------------------------
                                           Eldon R. Mette
                                           President and Chief Executive Officer